UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®

INSTITUTIONAL FUNDS TRUST

2020 ANNUAL REPORT

October 31, 2020

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	October 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Institutional Funds Trust

Market Overview

October 31, 2020 (Unaudited)

Domestic Equity Market Overview

For the 12 months ended October 31, 2020, U.S. equity markets have experienced volatility not seen since the Great Depression. Initially propelled higher toward the end of 2019, equities dramatically reversed course in the first quarter of 2020 due to the COVID-19 pandemic. After their dramatic decline, equities have staged a powerful rebound that has been almost entirely driven by mega-cap growth and momentum stocks. In this environment, the S&P 500 Index was up 9.71% and the Russell 1000 Index was up 10.87%. Mid- and small-cap stocks fared slightly worse with the Russell Midcap Index up 4.12% and the Russell 2000 Index down -0.14%.

Growth outperformed Value across all market capitalizations as investors shunned all things cyclical in their single-minded pursuit of growth. In the process, they bid up valuations of a narrow group of favorites to record levels. The price-to-forward earnings valuations for expensive stocks reached 60 times earnings as compared to the price-to-forward earnings valuations of six-and-a-half times earnings for cheap stocks. Momentum in the Growth names was key in further widening valuation dispersions between cheap and expensive stocks to record levels, surpassing the dispersion levels of the 1999-2000 internet bubble by a wide margin.

Six of the largest momentum stocks in the Information Technology and Consumer Discretionary sectors accounted for 36% of the market capitalization of the Russell 1000 Index and virtually all of its performance. On the downside, the Energy, Financials and Real Estate sectors fell sharply. As investors avoided cyclical business at all costs, record-wide valuation dispersions like those mentioned above occurred.

Faced with a rapidly collapsing economy in the second quarter due to the pandemic-related shutdown, the Federal Reserve and the federal government initiated massive stimulus programs aimed at supporting both businesses and individuals. The programs initially had a dramatic effect, helping economic activity recover somewhat from levels last seen in the second quarter of 2017.

In summary, despite the pandemic and economic uncertainties, the equity markets have continued to recover as investors increasingly look through the current recession toward recovery for physical and fiscal health. Highly valued growth stocks and heavily discounted cyclical businesses have set the stage for a possible rotation to cheaper stocks as they show stronger earnings growth in a recovering economy.

American Beacon Diversified FundSM

Performance Overview

October 31, 2020 (Unaudited)

Comparison of Changes in Value of a $10,000 Investment for the period 3/24/2017 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	Since Inception 03/24/2017	Value of $10,000 03/24/2017- 10/31/2020
AAL Class (2)	ZABDFX	1.04%	3.28%	5.21%	$12,009
S&P 500 Index (TR) (1)		9.71%	10.42%	11.83%	$14,963

1.

The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

2.

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

Stock selections within Canada and Germany contributed positively to the Fund’s performance, while stock selections in China detracted value. Additive securities within Canada include Shopify Inc., Class A (up 96.8%) and Canadian Pacific Railway Ltd. (up 19.8%), while E.On SE (up 17.7%) and Infineon Technologies AG (up 78.0%) helped within Germany. Meanwhile, the Fund’s investments in China, especially China Telecom Corp. Ltd. (down 10.4%) and Ping An Insurance Group Co. of China Ltd., Class H (down 8.9%) hurt performance during the prior twelve months.

From a country allocation perspective, overweights to Ireland (up 13.0%) and to Denmark (up 33.8%) added the most to the Fund’s performance. On the other hand, underweighting China (up 29.3%) partially offset performance during the period.

American Beacon Diversified FundSM

Performance Overview

October 31, 2020 (Unaudited)

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 0.320%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)		2.2
U.S. Treasury Notes/Bonds, 0.400%, Due 10/31/2021, (3-mo. Treasury money market yield + 0.300%)		2.1
U.S. Treasury Notes/Bonds, 0.214%, Due 4/30/2022, (3-mo. Treasury money market yield + 0.114%)		1.5
Tencent Holdings Ltd.		1.1
American International Group, Inc.		1.1
U.S. Treasury Notes/Bonds, 1.125%, Due 2/28/2025		1.0
Medtronic PLC		0.9
U.S. Treasury Notes/Bonds, 0.155%, Due 7/31/2022, (3-mo. Treasury money market yield + 0.055%)		0.9
Microsoft Corp.		0.9
QUALCOMM, Inc.		0.7

Total Fund Holdings	600

Sector Allocation (% Equities)
Financials		19.3
Industrials		16.1
Information Technology		14.6
Health Care		13.7
Consumer Discretionary		10.2
Communication Services		6.9
Consumer Staples		5.5
Materials		4.7
Energy		4.4
Utilities		2.8
Real Estate		1.8

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		30.4
U.S. Agency Mortgage-Backed Obligations		16.4
Financial		14.5
Technology		8.9
Industrial		4.6
Consumer, Non-Cyclical		4.5
Energy		4.2
Consumer, Cyclical		4.2
Utilities		4.2
Communications		2.7
Basic Materials		1.9
Asset-Backed Obligations		1.3
Collateralized Mortgage Obligations		1.3
Commercial Mortgage-Backed Obligations		0.7
Foreign Sovereign Obligations		0.2

American Beacon Diversified FundSM

Performance Overview

October 31, 2020 (Unaudited)

Country Allocation (% Investments)
United States	72.8
United Kingdom	3.4
Japan	2.9
Canada	2.9
Switzerland	2.7
France	2.4
China	2.1
Netherlands	1.1
Denmark	0.9
India	0.7
Mexico	0.7
Australia	0.7
Argentina	0.7
Germany	0.7
Sweden	0.6
Taiwan	0.6
Belgium	0.6
Republic of Korea	0.6
Italy	0.5
Hong Kong	0.4
Ireland	0.3
Spain	0.3
Norway	0.2
Finland	0.2
Indonesia	0.2
Panama	0.2
Brazil	0.2
Singapore	0.1
Luxembourg	0.1
South Africa	0.1
Thailand	0.1
Portugal	0.0

American Beacon Diversified FundSM

Expense Examples

October 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified FundSM

Expense Examples

October 31, 2020 (Unaudited)

American Beacon Diversified Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
AAL
Actual	$1,000.00	$1,106.90	$2.12
Hypothetical**	$1,000.00	$1,023.13	$2.03

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.40% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon Diversified FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Diversified Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period ended October 31, 2020 and the period from March 24, 2017 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period ended October 31, 2020 and the period from March 24, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2020

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33%

Communication Services - 4.36%

Diversified Telecommunication Services - 0.25%
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADRA	30,100	$514,409
Telenor ASAB	44,889	692,864

		1,207,273

Entertainment - 0.76%
Nexon Co., Ltd.B	52,300	1,463,597
Nintendo Co., Ltd.B	2,500	1,365,146
Vivendi S.A.B	30,339	877,101

		3,705,844

Interactive Media & Services - 1.87%
Alphabet, Inc., Class AC	830	1,341,371
Autohome, Inc., ADR	10,392	992,956
Tencent Holdings Ltd.B	70,300	5,392,462
Twitter, Inc.C	32,700	1,352,472

		9,079,261

Media - 1.27%
Comcast Corp., Class A	59,766	2,524,516
Discovery, Inc., Class CC	44,300	811,576
Informa PLCB C	96,225	522,257
Interpublic Group of Cos., Inc.	16,700	302,103
News Corp., Class A	73,100	959,803
Omnicom Group, Inc.A	6,900	325,680
ProSiebenSat.1 Media SEB C	26,248	293,996
ViacomCBS, Inc., Class BA	16,200	462,834

		6,202,765

Wireless Telecommunication Services - 0.21%
Vodafone Group PLC, Sponsored ADR	75,900	1,025,409

Total Communication Services		21,220,552

Consumer Discretionary - 6.30%

Auto Components - 0.50%
Adient PLCC	9,900	210,078
Continental AGB	4,368	464,616
Goodyear Tire & Rubber Co.	39,900	330,372
Magna International, Inc.	27,700	1,415,747

		2,420,813

Automobiles - 0.80%
Ferrari N.V.B	6,460	1,152,710
General Motors Co.	62,600	2,161,578
Harley-Davidson, Inc.	18,100	595,128

		3,909,416

Hotels, Restaurants & Leisure - 0.61%
Aramark	70,527	1,956,419
Las Vegas Sands Corp.	20,606	990,324

		2,946,743

Household Durables - 1.16%
Lennar Corp., Class A	47,793	3,356,502
Lennar Corp., Class B	666	37,889
Sony Corp., Sponsored ADR	27,000	2,258,820

		5,653,211

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Consumer Discretionary - 6.30% (continued)

Internet & Direct Marketing Retail - 0.77%
Booking Holdings, Inc.C	340	$551,650
MercadoLibre, Inc.C	2,633	3,196,594

		3,748,244

Leisure Products - 0.21%
Yamaha Corp.B	21,800	1,032,616

Multiline Retail - 0.32%
Dollar General Corp.	3,420	713,788
Lojas Renner S.A.	59,100	385,730
Ryohin Keikaku Co., Ltd.B	22,600	473,684

		1,573,202

Specialty Retail - 0.95%
Advance Auto Parts, Inc.	13,335	1,963,979
Lowe’s Cos., Inc.	14,326	2,264,940
Mr Price Group Ltd.B	54,020	410,752

		4,639,671

Textiles, Apparel & Luxury Goods - 0.98%
EssilorLuxottica S.A.B C	5,126	635,071
Lululemon Athletica, Inc.C	6,160	1,966,826
LVMH Moet Hennessy Louis Vuitton SEB	4,589	2,154,444

		4,756,341

Total Consumer Discretionary		30,680,257

Consumer Staples - 3.49%

Beverages - 1.34%
Arca Continental S.A.B. de C.V.	159,000	693,374
Carlsberg A/S, Class BB	6,779	858,518
Coca-Cola Co.	37,000	1,778,220
Coca-Cola European Partners PLC	55,910	1,996,546
Pernod Ricard S.A.B	7,413	1,196,251

		6,522,909

Food & Staples Retailing - 0.32%
Tesco PLCB	364,311	970,157
Walgreens Boots Alliance, Inc.	17,200	585,488

		1,555,645

Food Products - 0.81%
JDE Peet’s B.V.B C	14,377	512,575
Mondelez International, Inc., Class A	8,000	424,960
Nestle S.A.B	16,466	1,850,011
Tyson Foods, Inc., Class A	20,100	1,150,323

		3,937,869

Household Products - 0.37%
Procter & Gamble Co.	13,300	1,823,430

Personal Products - 0.65%
Kao Corp.B	10,120	719,507
LG Household & Health Care Ltd.B	452	593,406
Unilever PLCB	16,687	951,493

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Consumer Staples - 3.49% (continued)

Personal Products - 0.65% (continued)
Unilever PLC, Sponsored ADRA	15,600	$886,548

		3,150,954

Total Consumer Staples		16,990,807

Energy - 2.79%

Energy Equipment & Services - 0.39%
Baker Hughes Co.	23,100	341,187
Halliburton Co.	50,100	604,206
National Oilwell Varco, Inc.	76,500	642,600
Schlumberger N.V.	22,100	330,174

		1,918,167

Oil, Gas & Consumable Fuels - 2.40%
Apache Corp.	68,300	566,890
Cabot Oil & Gas Corp.	83,400	1,483,686
Chevron Corp.	12,968	901,276
Equinor ASAB	34,496	442,548
Galp Energia SGPS S.A.B	20,628	167,287
Hess Corp.	47,907	1,783,099
Marathon Oil Corp.	228,800	906,048
Marathon Petroleum Corp.	18,305	539,997
Murphy Oil Corp.A	16,500	127,380
Phillips 66	49,889	2,327,821
Pioneer Natural Resources Co.	6,900	548,964
Reliance Industries Ltd., GDRB D	9,815	538,988
Royal Dutch Shell PLC, Class A, Sponsored ADRA	31,100	794,605
Suncor Energy, Inc.	47,500	535,859

		11,664,448

Total Energy		13,582,615

Financials - 12.24%

Banks - 5.75%
Bank Mandiri Persero Tbk PTB	1,473,800	570,927
Bank of America Corp.	76,890	1,822,293
BNP Paribas S.A.B C	9,517	333,695
BOK Financial Corp.	7,401	434,735
CIT Group, Inc.	7,500	220,875
Citigroup, Inc.	84,688	3,507,777
Citizens Financial Group, Inc.	38,800	1,057,300
Commerce Bancshares, Inc.	17,900	1,114,275
Cullen/Frost Bankers, Inc.	9,200	646,484
DBS Group Holdings Ltd.B	39,140	583,002
East West Bancorp, Inc.	24,200	882,816
Fifth Third Bancorp	22,900	531,738
Grupo Financiero Banorte S.A.B. de C.V.C	169,300	755,052
HDFC Bank Ltd., ADRC	38,446	2,208,338
ICICI Bank Ltd., Sponsored ADRA C	70,874	747,721
JPMorgan Chase & Co.	35,869	3,516,597
Kasikornbank PCLB	77,100	186,626
Mitsubishi UFJ Financial Group, Inc., Sponsored ADRA	175,800	692,652
Nordea Bank AbpB C	81,206	610,061
PNC Financial Services Group, Inc.	18,800	2,103,344
Sumitomo Mitsui Financial Group, Inc.B	24,000	664,700
US Bancorp	41,960	1,634,342

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Financials - 12.24% (continued)

Banks - 5.75% (continued)
Wells Fargo & Co.	147,857	$3,171,532

		27,996,882

Capital Markets - 1.50%
3i Group PLCB	23,852	297,152
Ameriprise Financial, Inc.	10,900	1,753,047
Bank of New York Mellon Corp.	15,800	542,888
Goldman Sachs Group, Inc.	15,721	2,971,898
Morgan Stanley	9,000	433,350
Northern Trust Corp.	12,617	987,532
State Street Corp.	5,000	294,500

		7,280,367

Consumer Finance - 0.77%
American Express Co.	10,295	939,316
Capital One Financial Corp.	14,200	1,037,736
Discover Financial Services	8,600	559,086
Navient Corp.	65,823	527,242
SLM Corp.	73,488	675,355

		3,738,735

Diversified Financial Services - 0.17%
Equitable Holdings, Inc.	38,600	829,514

Insurance - 3.91%
AIA Group Ltd.B	222,205	2,095,685
American International Group, Inc.	164,612	5,183,632
Aon PLC, Class A	13,090	2,408,691
Chubb Ltd.	18,808	2,443,347
Cincinnati Financial Corp.	9,947	703,651
Hartford Financial Services Group, Inc.	21,400	824,328
Ping An Insurance Group Co. of China Ltd., Class HB	135,500	1,391,026
Prudential PLCB	46,470	567,562
RSA Insurance Group PLCB	92,294	508,085
Sampo OYJ, Class AB	13,434	507,142
Travelers Cos., Inc.	9,100	1,098,461
Willis Towers Watson PLC	7,120	1,299,258

		19,030,868

Thrifts & Mortgage Finance - 0.14%
New York Community Bancorp, Inc.	82,219	683,240

Total Financials		59,559,606

Health Care - 8.72%

Biotechnology - 1.01%
Amgen, Inc.	9,400	2,039,236
Biogen, Inc.C	1,100	277,277
CSL Ltd.B	12,789	2,599,316

		4,915,829

Health Care Equipment & Supplies - 3.48%
Alcon, Inc.C	27,000	1,534,680
Alcon, Inc.B C	28,512	1,617,038
Danaher Corp.	15,400	3,534,916
Medtronic PLC	45,869	4,613,045
ResMed, Inc.	11,725	2,250,497

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Health Care - 8.72% (continued)

Health Care Equipment & Supplies - 3.48% (continued)
Smith & Nephew PLCB	82,510	$1,434,513
STERIS PLC	8,641	1,531,099
Zimmer Biomet Holdings, Inc.	3,300	435,930

		16,951,718

Health Care Providers & Services - 1.76%
Anthem, Inc.	11,645	3,176,756
Centene Corp.C	10,300	608,730
CVS Health Corp.	24,752	1,388,340
Fresenius Medical Care AG & Co. KGaAB	7,299	557,520
Humana, Inc.	1,100	439,208
UnitedHealth Group, Inc.	7,825	2,387,720

		8,558,274

Life Sciences Tools & Services - 0.89%
ICON PLCC	5,115	922,234
Lonza Group AGB	3,068	1,855,536
Mettler-Toledo International, Inc.C	1,560	1,556,740

		4,334,510

Pharmaceuticals - 1.58%
Bristol-Myers Squibb Co.	8,000	467,600
Elanco Animal Health, Inc.C	42,600	1,321,026
GlaxoSmithKline PLC, Sponsored ADR	22,500	751,950
Merck KGaAB	3,519	521,121
Novartis AGB	17,612	1,374,547
Novartis AG, Sponsored ADR	17,000	1,327,360
SanofiB	15,068	1,362,137
Sanofi, ADR	12,200	552,660

		7,678,401

Total Health Care		42,438,732

Industrials - 10.21%

Aerospace & Defense - 1.02%
Boeing Co.	1,100	158,829
Embraer S.A., Sponsored ADRA C	13,500	55,620
General Dynamics Corp.	18,753	2,462,832
Raytheon Technologies Corp.	22,210	1,206,447
Safran S.A.B C	9,975	1,060,016

		4,943,744

Air Freight & Logistics - 0.86%
DSV Panalpina A/SB	17,420	2,822,709
FedEx Corp.	5,200	1,349,244

		4,171,953

Airlines - 0.13%
Ryanair Holdings PLC, Sponsored ADRC	7,957	641,334

Building Products - 0.64%
Allegion PLC	15,900	1,566,150
Johnson Controls International PLC	37,000	1,561,770

		3,127,920

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Industrials - 10.21% (continued)

Construction & Engineering - 0.59%
AECOMC	24,912	$1,117,054
Fluor Corp.	20,400	231,540
Quanta Services, Inc.	16,674	1,040,958
Vinci S.A.B	6,224	492,515

		2,882,067

Electrical Equipment - 0.67%
ABB Ltd.B	47,576	1,153,652
Emerson Electric Co.	10,374	672,131
Siemens Gamesa Renewable Energy S.A.B	23,669	670,817
Vestas Wind Systems A/SB	4,363	745,814

		3,242,414

Industrial Conglomerates - 0.71%
General Electric Co.	466,500	3,461,430

Machinery - 3.47%
Alstom S.A.B C	11,365	510,067
Atlas Copco AB, Class AB	33,948	1,499,351
CNH Industrial N.V.C	138,300	1,074,591
Cummins, Inc.	7,000	1,539,230
Deere & Co.	8,705	1,966,546
Makita Corp.B	9,600	424,364
Oshkosh Corp.	20,000	1,347,200
PACCAR, Inc.	3,700	315,906
Parker-Hannifin Corp.	8,400	1,750,224
Sandvik ABB C	29,195	520,170
Stanley Black & Decker, Inc.	16,942	2,815,760
Weir Group PLCB C	23,487	436,662
Westinghouse Air Brake Technologies Corp.	17,479	1,036,505
Xylem, Inc.	19,000	1,655,660

		16,892,236

Professional Services - 0.99%
Experian PLCB	62,469	2,280,325
IHS Markit Ltd.	6,783	548,541
RELX PLCB	54,909	1,086,822
Wolters Kluwer N.V.B	11,123	901,601

		4,817,289

Road & Rail - 0.94%
Canadian National Railway Co.	7,100	705,311
Canadian Pacific Railway Ltd.	8,225	2,460,344
JB Hunt Transport Services, Inc.	11,700	1,424,358

		4,590,013

Trading Companies & Distributors - 0.19%
Ferguson PLCB	9,251	928,290

Total Industrials		49,698,690

Information Technology - 9.31%

Communications Equipment - 0.27%
F5 Networks, Inc.C	2,600	345,644
Telefonaktiebolaget LM Ericsson, Sponsored ADR	87,400	979,754

		1,325,398

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Information Technology - 9.31% (continued)

Electronic Equipment, Instruments & Components - 1.01%
Corning, Inc.	34,000	$1,086,980
Hitachi Ltd.B	30,500	1,028,535
Keyence Corp.B	4,300	1,949,935
TE Connectivity Ltd.	9,000	871,920

		4,937,370

IT Services - 1.91%
Accenture PLC, Class A	10,300	2,234,173
Adyen N.V.B C D	730	1,231,853
Amadeus IT Group S.A.B	16,038	768,730
Cognizant Technology Solutions Corp., Class A	21,693	1,549,314
PayPal Holdings, Inc.C	9,065	1,687,268
Shopify, Inc., Class AC	1,960	1,813,843

		9,285,181

Semiconductors & Semiconductor Equipment - 3.11%
ASML Holding N.V.	5,370	1,939,698
Broadcom, Inc.	6,825	2,386,225
Infineon Technologies AGB	13,113	367,217
Microchip Technology, Inc.	19,400	2,038,552
QUALCOMM, Inc.	29,420	3,629,251
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	34,850	2,922,869
Texas Instruments, Inc.	12,693	1,835,281

		15,119,093

Software - 2.46%
Adobe, Inc.C	6,400	2,861,440
ANSYS, Inc.C	8,000	2,434,960
Microsoft Corp.	22,400	4,535,328
Oracle Corp.	37,865	2,124,605

		11,956,333

Technology Hardware, Storage & Peripherals - 0.55%
Hewlett Packard Enterprise Co.	109,300	944,352
Samsung Electronics Co., Ltd., GDRB	1,386	1,751,885

		2,696,237

Total Information Technology		45,319,612

Materials - 2.97%

Chemicals - 2.22%
Air Liquide S.A.B	7,940	1,162,203
Air Products and Chemicals, Inc.	5,382	1,486,723
Corteva, Inc.	99,512	3,281,906
DuPont de Nemours, Inc.	21,434	1,219,166
RPM International, Inc.	20,500	1,735,735
Sika AGB	7,673	1,886,312

		10,772,045

Construction Materials - 0.38%
Martin Marietta Materials, Inc.	7,000	1,864,450

Containers & Packaging - 0.16%
International Paper Co.	18,000	787,500

Metals & Mining - 0.21%
ArcelorMittal S.A.B C	30,369	412,364

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 63.33% (continued)

Materials - 2.97% (continued)

Metals & Mining - 0.21% (continued)
BHP Group PLCB	31,079	$603,178

		1,015,542

Total Materials		14,439,537

Real Estate - 1.15%

Equity Real Estate Investment Trusts (REITs) - 0.72%
Equity LifeStyle Properties, Inc.	13,900	822,741
MGM Growth Properties LLC, Class A	68,285	1,806,138
Sun Communities, Inc.	6,200	853,306

		3,482,185

Real Estate Management & Development - 0.43%
Daiwa House Industry Co., Ltd.B	40,636	1,070,472
ESR Cayman Ltd.B C D	342,200	1,034,207

		2,104,679

Total Real Estate		5,586,864

Utilities - 1.79%

Electric Utilities - 1.29%
Edison International	20,284	1,136,715
Enel SpAB	133,777	1,065,447
Entergy Corp.	6,370	644,771
Exelon Corp.	36,178	1,443,141
PPL Corp.	56,900	1,564,750
Southern Co.	7,500	430,875

		6,285,699

Gas Utilities - 0.22%
ENN Energy Holdings Ltd.B	82,400	1,044,207

Multi-Utilities - 0.20%
Engie S.A.B C	78,501	951,559

Water Utilities - 0.08%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	54,615	403,059

Total Utilities		8,684,524

Total Common Stocks (Cost $295,604,704)		308,201,796

PREFERRED STOCKS - 0.18% (Cost $1,060,292)

Consumer Discretionary - 0.18%

Automobiles - 0.18%
Volkswagen AGB E	6,178	900,076

	Principal Amount

CORPORATE OBLIGATIONS - 13.71%

Basic Materials - 0.57%

Chemicals - 0.15%
Dow Chemical Co., 3.500%, Due 10/1/2024	$141,000	153,986
EI du Pont de Nemours and Co., 1.700%, Due 7/15/2025	150,000	155,521
LYB International Finance LLC,
2.250%, Due 10/1/2030	145,000	144,714
4.200%, Due 5/1/2050	285,000	310,637

		764,858

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Basic Materials - 0.57% (continued)

Iron/Steel - 0.42%
Nucor Corp., 4.000%, Due 8/1/2023	$90,000	$97,459
Steel Dynamics, Inc.,
3.450%, Due 4/15/2030	895,000	982,800
3.250%, Due 1/15/2031	170,000	183,692
3.250%, Due 10/15/2050	791,000	767,107

		2,031,058

Total Basic Materials		2,795,916

Communications - 0.74%

Internet - 0.07%
Amazon.com, Inc., 3.875%, Due 8/22/2037	280,000	343,426

Media - 0.41%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.750%, Due 2/15/2028	140,000	154,036
2.800%, Due 4/1/2031	155,000	160,211
Comcast Corp., 3.150%, Due 3/1/2026	116,000	128,689
3.400%, Due 4/1/2030	165,000	188,812
1.950%, Due 1/15/2031	155,000	157,966
4.600%, Due 10/15/2038	150,000	191,164
Fox Corp., 5.476%, Due 1/25/2039	120,000	159,828
Walt Disney Co.,
6.400%, Due 12/15/2035	77,000	115,195
4.625%, Due 3/23/2040	210,000	265,702
4.700%, Due 3/23/2050	375,000	493,706

		2,015,309

Telecommunications - 0.26%
AT&T, Inc.,
2.250%, Due 2/1/2032	150,000	147,041
5.350%, Due 9/1/2040	75,000	94,289
T-Mobile USA, Inc.,
3.750%, Due 4/15/2027D	210,000	234,496
3.875%, Due 4/15/2030D	235,000	263,990
Verizon Communications, Inc.,
2.625%, Due 8/15/2026	220,000	239,108
3.150%, Due 3/22/2030	150,000	166,873
4.500%, Due 8/10/2033	90,000	111,846

		1,257,643

Total Communications		3,616,378

Consumer, Cyclical - 1.39%

Airlines - 0.20%
American Airlines Pass Through Trust, 3.150%, Due 8/15/2033, Series AA	120,654	110,608
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, Due 10/20/2028D	840,000	858,658

		969,266

Apparel - 0.01%
NIKE, Inc., 3.375%, Due 3/27/2050	55,000	63,245

Auto Manufacturers - 0.10%
Cummins, Inc., 0.750%, Due 9/1/2025	150,000	149,899
General Motors Financial Co., Inc.,
3.150%, Due 6/30/2022	140,000	144,011
1.700%, Due 8/18/2023	175,000	176,498

		470,408

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Consumer, Cyclical - 1.39% (continued)

Auto Parts & Equipment - 0.04%
Aptiv Corp., 4.150%, Due 3/15/2024	$155,000	$170,531

Home Furnishings - 0.03%
Whirlpool Corp., 4.600%, Due 5/15/2050	120,000	148,588

Lodging - 0.34%
Marriott International, Inc., 3.500%, Due 10/15/2032, Series GG	1,675,000	1,653,129

Retail - 0.67%
Dollar General Corp., 4.125%, Due 5/1/2028	95,000	110,584
Dollar Tree, Inc., 3.700%, Due 5/15/2023	150,000	160,875
Home Depot, Inc., 3.300%, Due 4/15/2040	100,000	113,715
Lowe’s Cos., Inc., 2.500%, Due 4/15/2026	210,000	226,746
McDonald’s Corp., 3.700%, Due 1/30/2026	202,000	228,001
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	200,000	235,632
Starbucks Corp., 2.550%, Due 11/15/2030	145,000	152,993
Target Corp., 2.250%, Due 4/15/2025	230,000	245,511
Tractor Supply Co., 1.750%, Due 11/1/2030	155,000	152,353
Walgreens Boots Alliance, Inc.,
4.650%, Due 6/1/2046	735,000	792,617
4.100%, Due 4/15/2050	840,000	850,107

		3,269,134

Total Consumer, Cyclical		6,744,301

Consumer, Non-Cyclical - 0.73%

Agriculture - 0.02%
Cargill, Inc., 1.375%, Due 7/23/2023D	100,000	102,291

Beverages - 0.07%
Anheuser-Busch InBev Worldwide, Inc., 4.950%, Due 1/15/2042	90,000	109,489
Coca-Cola Co., 2.600%, Due 6/1/2050	210,000	210,567

		320,056

Biotechnology - 0.04%
Amgen, Inc., 4.400%, Due 5/1/2045	155,000	189,147

Commercial Services - 0.08%
Moody’s Corp., 4.875%, Due 12/17/2048	95,000	126,877
Quanta Services, Inc., 2.900%, Due 10/1/2030	230,000	240,060

		366,937

Food - 0.03%
Mondelez International, Inc., 1.500%, Due 2/4/2031	145,000	140,853

Health Care - Products - 0.09%
Abbott Laboratories, 1.150%, Due 1/30/2028	215,000	214,917
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	225,000	247,420

		462,337

Health Care - Services - 0.09%
Children’s Health System of Texas, 2.511%, Due 8/15/2050	150,000	137,927
HCA, Inc., 4.125%, Due 6/15/2029	130,000	147,526
Health Care Service Corp., 3.200%, Due 6/1/2050D	90,000	92,369
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	79,654

		457,476

Pharmaceuticals - 0.31%
AbbVie, Inc.,
3.200%, Due 5/14/2026	150,000	165,666
4.450%, Due 5/14/2046	110,000	131,186

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Consumer, Non-Cyclical - 0.73% (continued)

Pharmaceuticals - 0.31% (continued)
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029	$205,000	$237,376
Cigna Corp., 4.125%, Due 11/15/2025	115,000	131,530
CVS Health Corp.,
3.700%, Due 3/9/2023	48,000	51,381
1.300%, Due 8/21/2027	230,000	226,032
5.050%, Due 3/25/2048	95,000	120,487
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	160,000	169,664
Upjohn, Inc., 3.850%, Due 6/22/2040D	100,000	107,598
Zoetis, Inc., 3.000%, Due 9/12/2027	150,000	165,319

		1,506,239

Total Consumer, Non-Cyclical		3,545,336

Energy - 1.10%

Oil & Gas - 0.73%
Apache Corp., 4.250%, Due 1/15/2044	1,165,000	987,338
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	100,000	112,238
Chevron USA, Inc., 2.343%, Due 8/12/2050	150,000	136,454
Concho Resources, Inc.,
4.300%, Due 8/15/2028	145,000	166,461
4.875%, Due 10/1/2047	720,000	887,734
Devon Energy Corp.,
5.600%, Due 7/15/2041	90,000	92,605
5.000%, Due 6/15/2045	40,000	38,673
Diamondback Energy, Inc., 2.875%, Due 12/1/2024	175,000	177,170
EOG Resources, Inc., 4.375%, Due 4/15/2030	85,000	100,023
Exxon Mobil Corp., 3.452%, Due 4/15/2051	385,000	403,334
Marathon Petroleum Corp.,
4.500%, Due 5/1/2023	165,000	177,566
5.125%, Due 12/15/2026	90,000	102,947
Pioneer Natural Resources Co., 1.900%, Due 8/15/2030	105,000	98,282
Valero Energy Corp., 2.700%, Due 4/15/2023	85,000	87,462

		3,568,287

Pipelines - 0.37%
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	119,000	137,134
Energy Transfer Operating LP, 3.750%, Due 5/15/2030	55,000	53,968
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	100,000	129,441
Gray Oak Pipeline LLC, 2.000%, Due 9/15/2023D	160,000	160,481
MPLX LP,
1.750%, Due 3/1/2026	220,000	218,786
4.125%, Due 3/1/2027	120,000	131,372
5.200%, Due 3/1/2047	49,000	51,507
ONEOK, Inc., 4.550%, Due 7/15/2028	175,000	186,789
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	52,000	55,133
3.750%, Due 3/1/2028	125,000	130,319
Sabine Pass Liquefaction LLC
5.625%, Due 4/15/2023	150,000	163,822
5.625%, Due 3/1/2025	90,000	103,043
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	62,000	67,754
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	54,634
Williams Companies, Inc., 5.400%, Due 3/4/2044	145,000	158,772

		1,802,955

Total Energy		5,371,242

Financial - 3.44%

Banks - 2.35%
Bank of America Corp.,
1.197%, Due 10/24/2026, (SOFR + 1.010%)F	400,000	400,364
5.000%, Due 1/21/2044	330,000	450,391
4.083%, Due 3/20/2051, (3-mo. USD LIBOR + 3.150%)F	1,315,000	1,603,995

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Financial - 3.44% (continued)

Banks - 2.35% (continued)
Citigroup, Inc., 4.412%, Due 3/31/2031, (SOFR + 3.914%)F	$585,000	$694,600
Fifth Third Bancorp, 2.550%, Due 5/5/2027	155,000	165,179
Goldman Sachs Group, Inc.,
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	380,000	393,722
3.500%, Due 1/23/2025	140,000	153,039
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)F	75,000	81,423
JPMorgan Chase & Co.,
2.301%, Due 10/15/2025, (SOFR + 1.160%)F	410,000	431,119
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	225,000	255,703
4.493%, Due 3/24/2031, (SOFR + 3.790%)F	2,030,000	2,455,580
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	195,000	229,135
Morgan Stanley,
3.700%, Due 10/23/2024	315,000	350,058
0.864%, Due 10/21/2025, Series I, (SOFR + 0.745%)F	85,000	84,888
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	250,000	281,247
PNC Financial Services Group, Inc., 3.500%, Due 1/23/2024	225,000	244,877
State Street Corp., 2.354%, Due 11/1/2025, (SOFR + 0.940%)F	220,000	232,914
US Bancorp, 1.375%, Due 7/22/2030	190,000	187,751
Wells Fargo & Co.,
1.240%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	848,000	853,487
2.572%, Due 2/11/2031, (3-mo. USD LIBOR + 1.000%)F	355,000	369,538
4.478%, Due 4/4/2031, (3-mo. USD LIBOR + 3.770%)F	800,000	959,660
4.750%, Due 12/7/2046	145,000	178,436
5.013%, Due 4/4/2051, (3-mo. USD LIBOR + 4.240%)F	290,000	392,336

		11,449,442

Diversified Financial Services - 0.59%
American Express Co.,
0.849%, Due 11/5/2021, (3-mo. USD LIBOR + 0.600%)F	865,000	869,040
4.200%, Due 11/6/2025	230,000	265,367
BlackRock, Inc., 1.900%, Due 1/28/2031	155,000	159,326
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	145,000	163,989
Charles Schwab Corp., 3.250%, Due 5/22/2029	150,000	169,779
Intercontinental Exchange, Inc., 3.000%, Due 6/15/2050	505,000	522,641
Mastercard, Inc.,
3.300%, Due 3/26/2027	120,000	135,835
3.350%, Due 3/26/2030	145,000	168,226
Nasdaq, Inc., 3.250%, Due 4/28/2050	80,000	82,461
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	150,000	172,138
Visa, Inc., 3.150%, Due 12/14/2025	160,000	177,980

		2,886,782

Insurance - 0.26%
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	73,000	104,729
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	135,000	152,370
CNA Financial Corp., 2.050%, Due 8/15/2030	115,000	115,140
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023D	22,000	24,085
4.569%, Due 2/1/2029D	95,000	114,649
New York Life Insurance Co., 3.750%, Due 5/15/2050D	110,000	122,689
Teachers Insurance & Annuity Association of America, 3.300%, Due 5/15/2050D	375,000	383,139
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	138,000	159,185
Willis North America, Inc., 3.600%, Due 5/15/2024	55,000	60,011

		1,235,997

REITS - 0.24%
Alexandria Real Estate Equities, Inc., 1.875%, Due 2/1/2033	150,000	145,919
American Tower Corp., 2.100%, Due 6/15/2030	175,000	175,783
Camden Property Trust, 3.150%, Due 7/1/2029	140,000	154,740
Crown Castle International Corp., 3.700%, Due 6/15/2026	160,000	178,320
Digital Realty Trust LP, 3.700%, Due 8/15/2027	160,000	180,130
ERP Operating LP, 3.000%, Due 4/15/2023	88,000	92,532
Healthpeak Properties, Inc., 3.250%, Due 7/15/2026	115,000	127,551

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Financial - 3.44% (continued)

REITS - 0.24% (continued)
Prologis LP, 1.250%, Due 10/15/2030	$115,000	$111,825

		1,166,800

Total Financial		16,739,021

Industrial - 1.53%

Aerospace/Defense - 0.54%
Boeing Co.,
2.750%, Due 2/1/2026	175,000	174,934
5.705%, Due 5/1/2040	235,000	272,592
5.805%, Due 5/1/2050	565,000	665,405
3.950%, Due 8/1/2059	330,000	294,018
5.930%, Due 5/1/2060	325,000	385,345
General Dynamics Corp., 3.500%, Due 5/15/2025	275,000	305,836
Lockheed Martin Corp., 2.800%, Due 6/15/2050	60,000	62,006
Northrop Grumman Corp., 3.850%, Due 4/15/2045	210,000	243,059
Raytheon Technologies Corp., 6.125%, Due 7/15/2038	145,000	210,707

		2,613,902

Building Materials - 0.08%
Carrier Global Corp., 2.242%, Due 2/15/2025D	160,000	166,862
Vulcan Materials Co., 3.500%, Due 6/1/2030	195,000	218,816

		385,678

Electrical Components & Equipment - 0.03%
Emerson Electric Co., 1.800%, Due 10/15/2027	120,000	124,638

Electronics - 0.07%
Agilent Technologies, Inc., 2.100%, Due 6/4/2030	170,000	174,069
Allegion PLC, 3.500%, Due 10/1/2029	150,000	164,330

		338,399

Environmental Control - 0.03%
Republic Services, Inc., 2.500%, Due 8/15/2024	155,000	164,663

Machinery - Construction & Mining - 0.01%
Caterpillar, Inc., 2.600%, Due 4/9/2030	55,000	59,611

Metal Fabricate/Hardware - 0.17%
Precision Castparts Corp., 3.250%, Due 6/15/2025	155,000	171,251
Valmont Industries, Inc., 5.000%, Due 10/1/2044	615,000	677,250

		848,501

Miscellaneous Manufacturing - 0.42%
3M Co., 3.700%, Due 4/15/2050	225,000	266,622
General Electric Co.,
3.450%, Due 5/15/2024	115,000	123,627
3.450%, Due 5/1/2027	175,000	185,588
4.350%, Due 5/1/2050	1,395,000	1,486,219

		2,062,056

Transportation - 0.18%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	135,000	152,431
FedEx Corp., 3.800%, Due 5/15/2025	145,000	163,132
Norfolk Southern Corp., 2.900%, Due 6/15/2026	150,000	164,948
Union Pacific Corp., 4.100%, Due 9/15/2067	170,000	196,132
United Parcel Service, Inc., 3.400%, Due 3/15/2029	150,000	171,914

		848,557

Total Industrial		7,446,005

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Technology - 2.98%

Computers - 1.39%
Dell International LLC / EMC Corp., 5.300%, Due 10/1/2029D	$1,825,000	$2,114,471
Hewlett Packard Enterprise Co.,
6.200%, Due 10/15/2035	60,000	74,212
6.350%, Due 10/15/2045	1,670,000	2,136,991
International Business Machines Corp., 4.250%, Due 5/15/2049	2,000,000	2,469,970

		6,795,644

Semiconductors - 0.83%
Analog Devices, Inc., 3.900%, Due 12/15/2025	155,000	176,681
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, Due 1/15/2025	145,000	154,966
Broadcom, Inc., 3.150%, Due 11/15/2025	175,000	188,612
Intel Corp.,
4.750%, Due 3/25/2050	330,000	450,112
4.950%, Due 3/25/2060	115,000	166,883
Lam Research Corp.,
3.750%, Due 3/15/2026	80,000	91,859
1.900%, Due 6/15/2030	150,000	154,274
Micron Technology, Inc., 5.327%, Due 2/6/2029	1,725,000	2,064,941
NVIDIA Corp.,
3.500%, Due 4/1/2040	150,000	173,832
3.500%, Due 4/1/2050	235,000	272,896
QUALCOMM, Inc., 1.650%, Due 5/20/2032D	130,000	127,185

		4,022,241

Software - 0.76%
Activision Blizzard, Inc., 1.350%, Due 9/15/2030	205,000	198,104
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	110,000	122,538
Fiserv, Inc., 3.200%, Due 7/1/2026	160,000	177,147
Oracle Corp.,
4.300%, Due 7/8/2034	238,000	295,586
3.600%, Due 4/1/2050	795,000	872,820
3.850%, Due 4/1/2060	730,000	828,147
VMware, Inc., 4.700%, Due 5/15/2030	1,010,000	1,192,035

		3,686,377

Total Technology		14,504,262

Utilities - 1.23%

Electric - 1.06%
AES Corp., 3.950%, Due 7/15/2030D	810,000	898,800
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	60,000	75,354
Consolidated Edison Co. of New York, Inc.,
3.350%, Due 4/1/2030, Series 20A	595,000	682,844
3.950%, Due 4/1/2050, Series 20B	165,000	194,813
4.625%, Due 12/1/2054	65,000	85,071
Consumers Energy Co., 2.500%, Due 5/1/2060	155,000	145,191
Dominion Energy, Inc., 3.375%, Due 4/1/2030, Series C	150,000	169,227
DTE Energy Co., 1.050%, Due 6/1/2025, Series F	295,000	296,029
Duke Energy Corp., 3.750%, Due 4/15/2024	155,000	169,916
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	264,255
Edison International, 4.950%, Due 4/15/2025	120,000	132,716
Entergy Corp., 2.800%, Due 6/15/2030	95,000	102,222
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	117,000	144,685
Exelon Corp., 4.050%, Due 4/15/2030	150,000	173,633
Florida Power & Light Co., 3.950%, Due 3/1/2048	100,000	125,784
Georgia Power Co., 2.100%, Due 7/30/2023, Series A	145,000	151,462
Kentucky Utilities Co., 3.300%, Due 6/1/2050	155,000	166,659
MidAmerican Energy Co., 3.100%, Due 5/1/2027	165,000	184,087
National Rural Utilities Cooperative Finance Corp.,
2.950%, Due 2/7/2024	105,000	112,200
4.300%, Due 3/15/2049	100,000	128,185

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.71% (continued)

Utilities - 1.23% (continued)

Electric - 1.06% (continued)
NextEra Energy Capital Holdings, Inc., 2.750%, Due 5/1/2025	$120,000	$129,202
Northern States Power Co., 2.600%, Due 6/1/2051	155,000	156,196
Ohio Power Co., 2.600%, Due 4/1/2030, Series P	160,000	174,151
Southern Power Co., 4.150%, Due 12/1/2025	96,000	110,085
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	166,000	185,254

		5,158,021

Gas - 0.17%
National Fuel Gas Co., 3.950%, Due 9/15/2027	225,000	228,181
NiSource, Inc.,
3.490%, Due 5/15/2027	100,000	110,635
3.950%, Due 3/30/2048	175,000	203,706
Southern California Gas Co., 2.550%, Due 2/1/2030	115,000	122,739
Southwest Gas Corp., 2.200%, Due 6/15/2030	155,000	161,044

		826,305

Total Utilities		5,984,326

Total Corporate Obligations (Cost $60,696,239)		66,746,787

FOREIGN CORPORATE OBLIGATIONS - 2.77%

Basic Materials - 0.05%

Chemicals - 0.03%
Nutrien Ltd., 4.000%, Due 12/15/2026	146,000	169,749

Mining - 0.02%
Teck Resources Ltd., 6.000%, Due 8/15/2040	65,000	73,217

Total Basic Materials		242,966

Communications - 0.16%

Internet - 0.04%
Baidu, Inc., 2.375%, Due 10/9/2030	200,000	202,085

Telecommunications - 0.12%
Bell Canada, Inc., 4.464%, Due 4/1/2048	85,000	106,178
Rogers Communications, Inc., 3.625%, Due 12/15/2025	140,000	157,566
TELUS Corp., 2.800%, Due 2/16/2027	101,000	107,689
Vodafone Group PLC, 3.750%, Due 1/16/2024	165,000	180,112

		551,545

Total Communications		753,630

Consumer, Non-Cyclical - 0.75%

Agriculture - 0.05%
BAT Capital Corp., 2.259%, Due 3/25/2028	245,000	244,269

Beverages - 0.59%
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	65,000	76,044
5.450%, Due 1/23/2039	1,765,000	2,284,052
5.550%, Due 1/23/2049	105,000	141,597
Coca-Cola Femsa S.A.B. de C.V.,
2.750%, Due 1/22/2030	200,000	214,431
1.850%, Due 9/1/2032	150,000	150,105

		2,866,229

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.77% (continued)

Consumer, Non-Cyclical - 0.75% (continued)

Commercial Services - 0.04%
RELX Capital, Inc.,
3.500%, Due 3/16/2023	$90,000	$95,821
3.000%, Due 5/22/2030	85,000	91,814

		187,635

Pharmaceuticals - 0.07%
AstraZeneca PLC, 0.700%, Due 4/8/2026	145,000	142,814
Takeda Pharmaceutical Co., Ltd., 3.175%, Due 7/9/2050	205,000	208,204

		351,018

Total Consumer, Non-Cyclical		3,649,151

Energy - 0.30%

Oil & Gas - 0.30%
Petroleos Mexicanos,
6.750%, Due 9/21/2047	240,000	186,310
7.690%, Due 1/23/2050	1,340,000	1,113,446
Total Capital International S.A., 3.127%, Due 5/29/2050	155,000	155,423

		1,455,179

Total Energy		1,455,179

Financial - 1.36%

Banks - 1.36%
Bank of Montreal,
0.768%, Due 3/10/2023, (SOFR + 0.680%)F	1,610,000	1,621,153
3.300%, Due 2/5/2024, Series E	295,000	318,563
Bank of Nova Scotia, 0.639%, Due 9/15/2023, (SOFR + 0.550%)F	1,795,000	1,799,200
Barclays Bank PLC, 1.700%, Due 5/12/2022	200,000	203,754
Canadian Imperial Bank of Commerce, 0.888%, Due 3/17/2023, (SOFR + 0.800%)F	1,335,000	1,343,905
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	147,000	151,958
Mitsubishi UFJ Financial Group, Inc., 2.193%, Due 2/25/2025	180,000	188,698
Royal Bank of Canada, 2.250%, Due 11/1/2024	295,000	312,002
Santander UK PLC, 2.100%, Due 1/13/2023	200,000	206,444
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	440,000	476,972

		6,622,649

Total Financial		6,622,649

Utilities - 0.15%

Electric - 0.15%
AES Panama Generation Holdings SRL, 4.375%, Due 5/31/2030D	700,000	741,783

Total Foreign Corporate Obligations (Cost $12,971,185)		13,465,358

FOREIGN SOVEREIGN OBLIGATIONS - 0.06%
Mexico Government International Bond, 4.600%, Due 1/23/2046	160,000	173,931
Panama Government International Bond, 3.160%, Due 1/23/2030	95,000	103,670

Total Foreign Sovereign Obligations (Cost $267,742)		277,601

ASSET-BACKED OBLIGATIONS - 0.45%
CNH Equipment Trust, 1.160%, Due 6/16/2025, 2020 A A3	220,000	223,189
GM Financial Consumer Automobile Receivables Trust,
1.840%, Due 9/16/2024, 2020 1 A3	245,000	250,081
1.490%, Due 12/16/2024, 2020 2 A3	90,000	91,651
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	139,823	146,064
Towd Point Mortgage Trust, 3.875%, Due 5/25/2058, 2018 3 A2D G	275,000	296,021
Toyota Auto Loan Extended Note Trust, 1.350%, Due 5/25/2033, 2020 1A AD	285,000	291,957
Toyota Auto Receivables Owner Trust, 1.360%, Due 8/15/2024, 2020 B A3	275,000	279,782
Verizon Owner Trust, 1.850%, Due 7/22/2024, 2020 A A1A	575,000	589,182

Total Asset-Backed Obligations (Cost $2,097,359)		2,167,927

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.77% (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.42%
Angel Oak Mortgage Trust,
3.628%, Due 3/25/2049, 2019 2 A1D G	$367,009	$375,397
2.620%, Due 11/25/2059, 2019 6 A1D G	654,132	660,367
Freddie Mac REMIC Trust, 3.000%, Due 1/15/2047, 4881 PB	87,104	88,859
Residential Mortgage Loan Trust, 2.633%, Due 9/25/2059, 2019 3 A1D G	906,487	923,565

Total Collateralized Mortgage Obligations (Cost $1,990,066)		2,048,188

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.24%
Cold Storage Trust, 1.056%, Due 11/15/2023, 2020-ICE5 A, (1-mo. USD LIBOR + 0.900%)D F	270,000	268,985
Credit Suisse Mortgage Capital Certificates, 1.128%, Due 5/15/2036, 2019 ICE4 A, (1-mo. USD LIBOR + 0.980%)D F	575,000	574,596
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013 C12 ASB	148,103	150,635
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014 C19 A3	193,182	193,884

Total Commercial Mortgage-Backed Obligations (Cost $1,172,583)		1,188,100

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.46%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	144,588	156,686
3.000%, Due 11/1/2032	164,382	176,315
2.500%, Due 6/1/2035	371,091	385,864
2.000%, Due 7/1/2035	428,407	444,576
2.000%, Due 11/1/2035	312,812	324,629
2.500%, Due 5/1/2040	1,141,290	1,191,446
2.500%, Due 6/1/2040	310,148	324,187
2.000%, Due 10/1/2040	398,311	412,011
3.000%, Due 4/1/2047	492,674	535,569
3.500%, Due 1/1/2048	439,695	471,834
4.000%, Due 4/1/2048	341,641	367,718
3.000%, Due 8/1/2048	429,069	461,835
3.000%, Due 11/1/2049	731,825	769,081
4.000%, Due 11/1/2049	278,621	297,506
2.500%, Due 6/1/2050	476,908	497,286
2.500%, Due 7/1/2050	477,764	499,361
2.000%, Due 8/1/2050	786,499	811,465
1.500%, Due 9/1/2050	403,282	409,640
2.000%, Due 9/1/2050	793,023	818,195
2.000%, Due 10/1/2050	797,603	822,920
Federal National Mortgage Association,
3.500%, Due 1/1/2028G	61,028	65,177
4.500%, Due 4/1/2034	120,961	133,363
3.000%, Due 10/1/2034	398,964	422,206
3.500%, Due 6/1/2037	204,173	221,045
5.500%, Due 6/1/2038	19,782	22,978
5.000%, Due 5/1/2040	128,578	148,398
5.000%, Due 6/1/2040	108,295	125,052
5.000%, Due 3/1/2042G	62,910	72,507
3.500%, Due 7/1/2043	125,438	135,933
4.000%, Due 11/1/2044G	88,071	97,597
4.000%, Due 7/1/2045	629,778	690,114
3.500%, Due 8/1/2045	85,861	91,643
3.500%, Due 5/1/2046	265,860	282,700
3.000%, Due 6/1/2046	436,013	458,729
4.000%, Due 7/1/2046	205,615	225,490
3.000%, Due 10/1/2046	380,623	399,480
3.000%, Due 11/1/2046	435,142	470,158
3.500%, Due 11/1/2046	623,807	674,878
3.000%, Due 12/1/2046G	298,763	323,690
3.500%, Due 3/1/2047	74,859	81,031

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.77% (continued)

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.46% (continued)
Federal National Mortgage Association (continued)
4.500%, Due 7/1/2047	$66,663	$72,351
4.500%, Due 8/1/2047	189,170	205,841
3.500%, Due 9/1/2047	177,903	194,056
3.500%, Due 2/1/2048	307,631	325,420
4.000%, Due 3/1/2048	368,679	394,442
4.500%, Due 7/1/2048	171,640	185,349
4.500%, Due 7/1/2048G	219,742	239,091
3.000%, Due 10/1/2048G	191,223	194,220
3.500%, Due 12/1/2048	675,697	714,251
4.500%, Due 3/1/2049	555,483	600,749
3.000%, Due 9/1/2049	254,929	273,562
4.000%, Due 10/1/2049G	478,521	510,955
4.500%, Due 10/1/2049	418,667	453,690
4.000%, Due 11/1/2049	634,268	687,660
2.500%, Due 6/1/2050	656,910	685,454
2.500%, Due 7/1/2050	778,058	811,304
2.500%, Due 8/1/2050	584,382	609,352
2.500%, Due 9/1/2050	387,915	406,207
Government National Mortgage Association,
5.000%, Due 10/15/2039	77,477	89,213
3.500%, Due 9/15/2041	215,166	231,026
3.500%, Due 8/20/2047	105,432	112,505
3.500%, Due 10/20/2047	128,859	137,620
4.000%, Due 12/20/2047	248,018	268,703
4.000%, Due 1/20/2048	242,413	262,368
4.000%, Due 1/20/2050	632,594	672,635
5.000%, Due 1/20/2050	490,370	531,075
4.500%, Due 2/20/2050	392,419	420,643
5.000%, Due 2/20/2050	177,711	192,462
2.500%, Due 9/20/2050	733,135	768,589

Total U.S. Agency Mortgage-Backed Obligations (Cost $25,916,992)		26,571,086

U.S. TREASURY OBLIGATIONS - 3.28%
U.S. Treasury Notes/Bonds,
2.375%, Due 8/15/2024	3,040,000	3,281,181
1.125%, Due 2/28/2025	4,665,000	4,827,364
1.500%, Due 1/31/2027	1,075,000	1,138,072
1.500%, Due 2/15/2030	2,365,000	2,510,596
3.000%, Due 2/15/2049	1,730,000	2,288,195
2.375%, Due 11/15/2049	1,095,000	1,289,448
2.000%, Due 2/15/2050	570,000	620,499

Total U.S. Treasury Obligations (Cost $15,346,981)		15,955,355

	Shares

SHORT-TERM INVESTMENTS - 9.99%

Investment Companies - 3.17%
American Beacon U.S. Government Money Market Select Fund, 0.01%H I	15,431,422	15,431,422

	Principal Amount

U.S. Treasury Obligations - 6.82%
U.S. Treasury Notes/Bonds,
0.320%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)F	$10,735,000	10,750,246
0.400%, Due 10/31/2021, (3-mo. Treasury money market yield + 0.300%)F	10,370,000	10,399,426

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

U.S. Treasury Obligations - 6.82% (continued)
0.214%, Due 4/30/2022, (3-mo. Treasury money market yield + 0.114%)F	$7,430,000	$7,437,785
0.155%, Due 7/31/2022, (3-mo. Treasury money market yield + 0.055%)F	4,610,000	4,609,796

Total U.S. Treasury Obligations		33,197,253

Total Short-Term Investments (Cost $48,590,540)		48,628,675

	Shares

SECURITIES LENDING COLLATERAL - 0.15% (Cost $709,793)

Investment Companies - 0.15%
American Beacon U.S. Government Money Market Select Fund, 0.01%H I	709,793	709,793

TOTAL INVESTMENTS - 100.04% (Cost $466,424,476)		486,860,742
LIABILITIES, NET OF OTHER ASSETS - (0.04%)		(174,293)

TOTAL NET ASSETS - 100.00%		$486,686,449

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $78,130,803 or 16.05% of net assets.

C Non-income producing security.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,709,482 or 2.61% of net assets. The Fund has no right to demand registration of these securities.

E A type of Preferred Stock that has no maturity date.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2020.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

ADR - American Depositary Receipt.

DAC - Designated Activity Company.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REMIC - Real Estate Mortgage Investment Conduit.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

Long Futures Contracts Open on October 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	26	December 2020	$2,439,927	$2,319,070	$(120,857)
Mini MSCI Emerging Markets Index Futures	20	December 2020	1,115,470	1,101,900	(13,570)
S&P 500 E-Mini Index Futures	31	December 2020	5,254,068	5,060,285	(193,783)

			$8,809,465	$8,481,255	$(328,210)

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2020

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	MSCI Europe, Australasia, and Far East.
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$230,971,069	$77,230,727	$-	$308,201,796
Preferred Stocks	-	900,076	-	900,076
Corporate Obligations	-	66,746,787	-	66,746,787
Foreign Corporate Obligations	-	13,465,358	-	13,465,358
Foreign Sovereign Obligations	-	277,601	-	277,601
Asset-Backed Obligations	-	2,167,927	-	2,167,927
Collateralized Mortgage Obligations	-	2,048,188	-	2,048,188
Commercial Mortgage-Backed Obligations	-	1,188,100	-	1,188,100
U.S. Agency Mortgage-Backed Obligations	-	26,571,086	-	26,571,086
U.S. Treasury Obligations	-	15,955,355	-	15,955,355
Short-Term Investments	15,431,422	33,197,253	-	48,628,675
Securities Lending Collateral	709,793	-	-	709,793

Total Investments in Securities – Assets	$247,112,284	$239,748,458	$-	$486,860,742

Financial Derivative Instruments – Liabilities
Futures Contracts	$(328,210)	$-	$-	$(328,210)

Total Financial Derivative Instruments – Liabilities	$(328,210)	$-	$-	$(328,210)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†§	$470,719,527
Investments in affiliated securities, at fair value‡	16,141,215
Foreign currency, at fair value^	15,244
Cash	132,817
Cash collateral held at broker for futures contracts	806,000
Dividends and interest receivable	1,154,247
Deposits with broker for futures contracts	238,616
Receivable for investments sold	751,296
Receivable for tax reclaims	252,274
Prepaid expenses	11,569

Total assets	490,222,805

Liabilities:
Payable for investments purchased	1,869,561
Management and sub-advisory fees payable (Note 2)	407,084
Transfer agent fees payable (Note 2)	4,212
Payable upon return of securities loaned (Note 9)§	709,793
Custody and fund accounting fees payable	110,754
Professional fees payable	95,761
Trustee fees payable (Note 2)	2,352
Payable for prospectus and shareholder reports	4,701
Payable for variation margin from open futures contracts (Note 5)	328,061
Other liabilities	4,077

Total liabilities	3,536,356

Net assets	$486,686,449

Analysis of net assets:
Paid-in-capital	$452,947,892
Total distributable earnings (deficits)A	33,738,557

Net assets	$486,686,449

Shares outstanding at no par value (unlimited shares authorized)	46,080,854
Net assets	$486,686,449
Net asset value, offering and redemption price per share	$10.56

† Cost of investments in unaffiliated securities	$450,283,261
‡ Cost of investments in affiliated securities	$16,141,215
§ Fair value of securities on loan	$3,885,750
^ Cost of foreign currency	$15,398

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the period ended October 31, 2020

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$6,891,466
Dividend income from affiliated securities (Note 2)	102,777
Interest income (net of foreign taxes)†	4,077,036
Income derived from securities lending (Note 9)	28,883

Total investment income	11,100,162

Expenses:
Management and sub-advisory fees (Note 2)	1,556,042
Transfer agent fees	17,819
Custody and fund accounting fees	40,484
Professional fees	297,019
Registration fees and expenses	115
Prospectus and shareholder report expenses	11,138
Trustee fees (Note 2)	23,130
Loan expense (Note 10)	3,506
Other expenses	33,520

Total expenses	1,982,773

Net investment income	9,117,389

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	8,640,293
Commission recapture (Note 1)	932
Foreign currency transactions	(52,061)
Forward foreign currency contracts	3
Futures contracts	(195,538)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(13,290,324)
Foreign currency transactions	11,612
Futures contracts	(513,247)

Net (loss) from investments	(5,398,330)

Net increase in net assets resulting from operations	$3,719,059

† Foreign taxes	$276,451

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.

B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$9,117,389	$13,603,228
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts and futures contracts	8,393,629	6,313,996
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions and futures contracts	(13,791,959)	35,213,217

Net increase in net assets resulting from operations	3,719,059	55,130,441

Distributions to shareholders:
Total retained earnings	(21,708,541)	(32,982,071)

Net distributions to shareholders	(21,708,541)	(32,982,071)

Capital share transactions (Note 11):
Proceeds from sales of shares	9,806,054	9,523,310
Reinvestment of dividends and distributions	21,708,541	32,982,071
Cost of shares redeemed	(66,670,823)	(87,656,252)

Net (decrease) in net assets from capital share transactions	(35,156,228)	(45,150,871)

Net (decrease) in net assets	(53,145,710)	(23,002,501)

Net assets:
Beginning of period	539,832,159	562,834,660

End of period	$486,686,449	$539,832,159

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”) is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2020, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and WCM Investment Management LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$504,581
Sub-Advisor Fees	0.21%	1,051,461

Total	0.31%	$1,556,042

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2020, the Manager received securities lending fees of $2,932 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Diversified	$15,431,422	$-	$-	$102,777	$15,431,422
U.S. Government Money Market Select Fund	Securities Lending	Diversified	709,793	-	-	-	709,793

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2020, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Diversified	$15,586	$868	$16,454

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2020, the Fund did not utilize the credit facility.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2020, based on management’s evaluation of the shareholder account base, 3 accounts have been identified as representing an unaffiliated significant ownership of approximately 82% of the Fund’s outstanding shares.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the year ended October 31, 2020 are disclosed in the Notes to the Schedule of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in it’s Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality;

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Inter-Bank Offered Rate (“LIBOR”) or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2020, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended October 31, 2020
Fund	Purchased Contracts	Sold Contracts
Diversified	$20,722	$-

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2020, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2020
Diversified	79

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(328,210)	$(328,210)

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$3	$-	$-	$-	$3
Futures contracts	-	-	-	-	(195,538)	(195,538)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(513,247)	$(513,247)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2020.

Offsetting of Financial and Derivative Assets as of October 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$-	$328,210

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$328,210

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(328,210)

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$709,793	$-	$-	$-	$709,793

Total Borrowings	$709,793	$-	$-	$-	$709,793

Gross amount of recognized liabilities for securities lending transactions					$709,793

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. As of the date of this Annual Report, interest rates are historically low. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. The prices of fixed income securities and derivatives are also affected by their maturities. Fixed-income securities and derivatives with longer maturities generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decline in value. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

LIBOR Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR by the end of 2021. These arrangements and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies,

unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund price its shares. In such instances, the Fund may fair value high yield and foreign securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in four year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income*	$19,295,746	$22,371,905
Long-term capital gains	2,412,795	10,610,166

Total distributions paid	21,708,541	32,982,071

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2020 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$470,726,141	$50,007,037	$(33,862,801)	$16,144,236

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Diversified	$ 16,144,236	$7,777,161	$9,817,158	$-	$2	$33,738,557

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, book amortization of premiums, and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from nondeductible expenses from investments in publicly traded partnerships as of October 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Diversified	$(7)	$7

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2020, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$287,321,786	$69,802,104	$305,656,341	$90,358,643

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	October 31, 2020 Shares/Fair Value
Diversified	Direct	$15,761,567	$229,801,265	$230,131,410	$15,431,422
Diversified	Securities Lending	2,453,395	29,674,179	31,417,781	709,793

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$3,885,750	$709,793	$3,303,045	$4,012,838

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2020

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2020, the Fund did not utilize this facility.

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Year Ended October 31,
	2020		2019
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	918,928	$9,806,054	917,451	$9,523,310
Reinvestment of dividends	2,000,787	21,708,541	3,557,936	32,982,071
Shares redeemed	(6,465,578)	(66,670,823)	(8,500,350)	(87,656,252)

Net (decrease) in shares outstanding	(3,545,863)	$(35,156,228)	(4,024,963)	$(45,150,871)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended October 31,			March 24, 2017B to October 31, 2017
	2020A	2019	2018

Net asset value, beginning of period	$10.88	$10.49	$10.90	$10.00

Income from investment operations:
Net investment income	0.20	0.28	0.24	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.08)	0.74	(0.40)	0.78

Total income (loss) from investment operations	0.12	1.02	(0.16)	0.90

Less distributions:
Dividends from net investment income	(0.28)	(0.25)	(0.16)	–
Distributions from net realized gains	(0.16)	(0.38)	(0.09)	–

Total distributions	(0.44)	(0.63)	(0.25)	–

Net asset value, end of period	$10.56	$10.88	$10.49	$10.90

Total returnC	1.04%	10.77%	(1.56)%	9.00	%D

Ratios and supplemental data:
Net assets, end of period	$486,686,449	$539,832,159	$562,834,660	$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.40%	0.37%	0.35%	0.53	%E
Expenses, net of reimbursements	0.40%	0.37%	0.35%	0.53	%E
Net investment income, before expense reimbursements	1.82%	2.50%	2.11%	1.86	%E
Net investment income, net of reimbursements	1.82%	2.50%	2.11%	1.86	%E
Portfolio turnover rate	74%	76%	29%	34	%F

A	On March 9, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On March 10, 2020, WCM Investment Management LLC began managing assets of the Fund.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from March 24, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2020 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Diversified	22.38%

Qualified Dividend Income:

Diversified	48.47%

Long-Term Capital Gain Distributions:

Diversified	$2,412,795

Short-Term Capital Gain Distributions:

Diversified	$5,566,350

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Lazard Asset Management LLC (“Lazard”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the AAL share class, the Fund’s only share class.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on March 24, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels. The Board also considered the Manager’s representation that the advisory, administrative and related services provided to the Fund are consistent with the services provided to the series of the American Beacon Funds (“American Beacon Funds”), except that, since the Fund has only one share class and the Fund’s shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder, the Manager does not provide to the Fund certain services that it provides to the American Beacon Funds, such as services related to the American Beacon Funds’ multiple class structure.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Fund by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts or a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A summary of the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager generally is favorable compared to the fee rates that each subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual firms is calculated by the Manager using information provided by the Fund’s custodian.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	1	st Quintile

Broadridge Performance Analysis (one-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	1	st Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis, Aristotle, and Lazard the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2019)

Aristotle – U.S. Equity*	1 Year	1	st Quintile
Barrow – U.S. Equity*	1 Year	3	rd Quintile
Hotchkis – U.S. Equity*	1 Year	1	st Quintile
Barrow – Fixed Income**	1 Year	2	nd Quintile
Brandywine – Fixed Income**	1 Year	1	st Quintile
Lazard – Non-U.S. Equity***	1 Year	3	rd Quintile
* Aristotle, Barrow, & Hotchkis U.S. Equity return compared to the Broadridge large cap value performance universe
** Barrow & Brandywine – Fixed Income return compared to Broadridge core bond performance universe
*** Lazard Non-U.S. Equity return compared to Broadridge international equity performance universe

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that the Fund is a customized financial product that is offered to a single client; (2) that this Fund is not registered for public offering under the Securities Act of 1933; (3) that, upon the Manager’s recommendation, the Board previously had approved the termination of two subadvisors, and the Board and shareholders previously had approved an Investment Advisory Agreement pursuant to which a replacement subadvisor began managing an allocation of the Fund’s non-U.S. equity portfolio during the first calendar quarter of 2020; (4) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy or strategies as the subadvisor manages its allocation of the Fund; and (5) the Manager’s recommendation to continue to retain each subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

The Trustees and officers of the American Beacon Institutional Funds Trust (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Funds, the American Beacon Select Funds, the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2017	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2017	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2017	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (59)	Trustee since 2017 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2017	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trusteee, American Beacon Funds (2018-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2017	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (74)	Trustee since 2017	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2017	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019–Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Funds (2009-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2017	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2017	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Funds (2004-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos(51)	VP since 2017	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Funds (2016-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2017	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Treasurer since 2017	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Funds (2010-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (56)	VP since 2017	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2017	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Funds (2010-2018); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2017	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Funds (2011-Present);Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2017 and Asst. Secretary since 2017	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Funds; Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2017	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Funds (2011-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Funds (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2017	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Funds (2010-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Funds (2015-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner is expected to retire from the Board.

Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Institutional Funds Trust or American Beacon Diversified Fund P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Private Placement Memorandum.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/20

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$45,143	10/31/2019
$44,406	10/31/2020

(b) Audit Related Fees	Fiscal Year Ended
$0	10/31/2019
$0	10/31/2020

(c) Tax Fees	Fiscal Year Ended
$9,702	10/31/2019
$13,222	10/31/2020

(d) All Other Fees	Fiscal Year Ended
$0	10/31/2019
$0	10/31/2020

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$9,702	$625,313	N/A	10/31/2019
$13,222	$221,475	N/A	10/31/2020

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
Date: January 8, 2021

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Institutional Funds Trust
Date: January 8, 2021